                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.  )

  Filed by the Registrant [X]

  Filed by a Party other than the Registrant [ ]

  Check the appropriate box:

  [ ] Preliminary Proxy Statement

  [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
      14a-6(e)(2))

  [X] Definitive Proxy Statement

  [ ] Definitive Additional Materials

  [ ] Soliciting Material Pursuant to Section 240.14a-12

                               County Bank Corp.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

  Payment of Filing Fee (Check the appropriate box):

  [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:
________________________________________________________________________________

      2) Aggregate number of securities to which transaction applies:
________________________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________

      4) Proposed maximum aggregate value of transaction:
________________________________________________________________________________

      5) Total fee paid:
________________________________________________________________________________

      [ ] Fee paid previously with preliminary materials.
________________________________________________________________________________

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1 l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
________________________________________________________________________________

      2) Form, Schedule or Registration Statement No.:
________________________________________________________________________________

      3) Filing Party:
________________________________________________________________________________

      4) Date Filed:
________________________________________________________________________________

                  PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE
SEC 1913 (02-02)  FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                       AND
                                 PROXY STATEMENT

                                 APRIL 23, 2004

                                   [CBC LOGO]
                                COUNTY BANK CORP

                                COUNTY BANK CORP
                            83 WEST NEPESSING STREET
                             LAPEER, MICHIGAN 48446

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS

                     TO THE STOCKHOLDERS OF COUNTY BANK CORP

Notice is hereby given that the Annual Meeting of Stockholders of County Bank Corp (the Corporation) will be held at the Lapeer Country Club, 3786 Hunt Road, Lapeer, Michigan on Friday, April 23, 2004 at 3:00 p.m. for the following purposes:

         1. To elect the following four (4) directors to comprise Class I of the Board of Directors, to serve a three (3) year term to expire at the Annual Meeting of Stockholders in 2007: Bruce J. Cady, Curt Carter, Ernest W. Lefever and Charles E. Schiedegger.

         2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Only those stockholders of record at the close of business February 27, 2004 shall be entitled to notice of and to vote at said meeting or any adjournment thereof.

You are cordially invited to attend the meeting in person. However, if you are unable to be present, please execute and return promptly the enclosed proxy which is solicited by the Board of Directors. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. If you are unable to attend the meeting but desire to revoke your proxy, please contact Laird Kellie, Secretary of the Corporation, prior to the date of the meeting.

Immediately following the meeting, wine and hors d'oeuvres will be served. I welcome and encourage your attendance.

By Order of the Board of Directors
CURT CARTER
President and Chief Executive Officer

Dated March 26, 2004

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                COUNTY BANK CORP
                                LAPEER, MICHIGAN

                                 MARCH 26, 2004

This Proxy Statement is furnished to the stockholders of County Bank Corp (the Corporation) in connection with the solicitation, by the Board of Directors of the Corporation, of proxies to be used in voting at the Annual Meeting of Stockholders to be held on April 23, 2004 at 3:00 p.m., at the Lapeer Country Club, 3786 Hunt Road, Lapeer, Michigan. Solicitation of proxies is being made by mail or telephone by employees of the Corporation's subsidiary, Lapeer County Bank & Trust Co. (the Bank), and all costs will be at the Corporation's expense. These proxy materials, including the proxy card, were first sent to stockholders on March 26, 2004.

Stockholders of record at the close of business on February 27, 2004 will be entitled to vote. Each share is entitled to one vote on each matter to be voted on at the meeting. On the record date, there were 3,000,000 shares authorized and 1,186,472 shares of common stock, $5.00 par value, outstanding and entitled to vote. This stock constitutes the only voting securities of the Corporation. Beneficial ownership in excess of five percent (5%) of the common stock, as of the record date, is as follows:

Estate of Richard E. Calvert                       96,000 shares of common stock
c/o Huntington National Bank              with sole voting and investment power.
P.O. Box 1350 E. Shore                                                     8.09%
Traverse City, Michigan 49685-1350

                              ELECTION OF DIRECTORS

Pursuant to the terms of the Articles of Incorporation of the Corporation, the Board of Directors is divided into three (3) classes, designated as Class I, Class II and Class III, with each class consisting of approximately one-third of the total number of directors as fixed from time to time by the Board of Directors. The current number of members of the Board of Directors, as fixed by the directors, is ten (10). The directors serve staggered three-year terms, so that directors of only one class are elected at each Annual Meeting of Stockholders. At the forthcoming annual meeting, the stockholders will be asked to elect four (4) directors to serve in Class I of the Board of Directors. Shares represented at the Annual Meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election of directors. The four nominees to the Board of Directors receiving the most votes will be elected.

Nominees for election at the forthcoming Annual Meeting are Bruce J Cady, Curt Carter, Ernest W. Lefever and Charles E. Schiedegger, all of whom are present directors of the Corporation. Nominations other than those made by or on behalf of management must be made in accordance with Article III of the Corporation's Bylaws requiring that advance notice and certain biographical information regarding the proposed nominee be given to the Corporation. If elected, the nominees will serve a three (3) year term, which shall expire at the Annual Meeting of Stockholders in 2007, and until their successors are duly elected and shall have qualified.

The persons named in the enclosed form of proxy will vote the proxy in accordance with the choice specified. If no choice is specified, it is the intention of the persons named in the enclosed form of proxy to elect the four nominees named below.

                           INFORMATION AS TO NOMINEES

The names of the nominees for election as directors in Class I, together with specific information about the nominees, are as follows:

                                                                             DIRECTOR         COUNTY BANK CORP
                                             PRINCIPAL                        SINCE             SHARES OWNED
                                           OCCUPATION FOR                   (INCLUDING          BENEFICIALLY*             % OF
NAME AND AGE                             PAST FIVE (5) YEARS                SUBSIDIARY)            2-27-03             OUTSTANDING
------------                             -------------------                -----------       -----------------        -----------
Bruce J. Cady                       Vice President County Bank Corp            2002                   500(s)
1418 Tanglewood                     Executive Vice President                                          100
                                                                                                   ------
Lapeer, MI 48446                    Lapeer County Bank & Trust Co.                                    600                  .05
Age: 51

Curt Carter                         President & CEO                            1979                 8,388(s)               .70
390 Myers Road                      County Bank Corp
Lapeer, MI 48446                    Lapeer County Bank & Trust Co.
Age: 60

Ernest W. Lefever, DPM              Doctor of Podiatry                         1996                 1,118(s)               .13
2016 Lakeview Dr.                                                                                     400
                                                                                                   ------
Lapeer, MI 48446                                                                                    1,518
Age: 57

Charles E. Schiedegger              President & Chief                          1991                 6,080(s)               .98
2848 Galway Bay Drive               Operating Officer                                               5,518
                                                                                                   ------
Metamora, MI 48455                  Metamora Products                                              11,598
Age: 63

                                INFORMATION AS TO DIRECTORS WHOSE TERMS OF OFFICE
                                  WILL CONTINUE AFTER THE 2004 ANNUAL MEETING

CLASS II (TERM EXPIRES 2005)
David H. Bush, O.D.                 Doctor of Optometry                        1987                28,316(s)
1099 Pinetree                                                                                      20,284
                                                                                                   ------
Lapeer, MI 48446                                                                                   48,600                 4.10
Age: 53

Patrick A. Cronin                   Agent                                      1993                 1,934(s)
286 W. Coulter Road                 State Farm Insurance                                              720
                                                                                                   ------
Lapeer, MI 48446                                                                                    2,654                  .22
Age: 50

James F. Harrington                 President                                  1998                41,924(s)              3.53
3151 Oakwood Rd.                    H & H Tool, Inc.
Oxford, MI 48370                    An automotive parts
Age: 62                             manufacturer.

CLASS III (TERM EXPIRES 2006)
Michael H. Blazo                    President                                  1987                20,012(s)              1.69
1427 Tanglewood                     Kirk Construction Co.
Lapeer, MI 48446
Age: 56

Thomas K. Butterfield               Partner                                    1978                29,400(s)              2.48
1597 Peppermill Road                Taylor, Butterfield, Riseman
Lapeer, MI 48446                    Clark, Howell, Churchill & Jarvis P.C.
Age: 61                             Attorneys at Law

Timothy Oesch                       President                                  1993                 4,300(s)
1043 N. Madison St.                 Nolin, Oesch, Sieting &                                           300
                                                                                                   ------
Lapeer, MI 48446                    Macksoud, P.C.                                                  4,600                  .39
Age: 52                             Certified Public Accountants

* The shares set forth in the table above are shares, as known to management, over which the nominee or director has sole voting and investment power unless designated as (s) shared voting and investment power.

Executive Officers and Directors, as a group, own 169,594 shares or 14.29% of the total outstanding shares of common stock of the Corporation as of February 27, 2004.

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

As the bulk of the assets of County Bank Corp are held in the single subsidiary, Lapeer County Bank & Trust Co., the Corporation utilizes the committees of the Bank. The Board of Directors of County Bank Corp met four times during 2003.

Lapeer County Bank & Trust Co. (the Bank) held fifteen meetings of its Board of Directors, of which twelve were regularly scheduled meetings and three were special meetings. During 2003, no director of the Bank or the Corporation attended less than 75% of the aggregate number of regularly scheduled and special meetings of the Corporation or the Bank, including committee meetings of the various committees of the Board of Directors, on which they served. Currently, members of the Board of Directors of the Corporation also serve on the Board of Directors of the Bank, the Corporation's wholly owned subsidiary.

The Bank currently has the following committees of its Board of Directors: trust, loan and review, audit, compensation, insurance, investment, capital and nominating. The audit committee consists of Messrs. Oesch, Chairman; Schiedegger, Cronin and Blazo. Their function is to oversee the work assigned to Plante & Moran, LLP, the Bank's external auditors and the internal audit staff. The committee met eight times during 2003. The compensation committee consists of Messrs. Butterfield, Chairman; Bush, and Cronin. The function of this committee is to review salaries and benefits of the Bank's officers and employees. The committee met two times during 2003. The Board of Directors has a Nominating Committee. Each member of the Nominating Committee is independent in accordance with Rule 4200(a)(15) of the National Association of Securities Dealers listing standards, with the exception of Messrs. Blazo and Carter. The Nominating Committee does not have a charter covering its nominating or other functions. While the Board of Directors will consider candidates for nomination recommended by shareholders, it has not actively solicited recommendations from the Corporation's shareholders for candidates nor established any policy or procedures for this purpose. The Nominating Committee has determined that based upon the Corporation's size and the accessibility of the directors and executive management to the shareholders, no such policy or procedures are presently required.

The Board of Directors has not established a formal process for security holders to send communications to the Board of Directors. The Board of Directors has determined that in light of the general accessibility of the directors in the community served by the Corporation, no such process is required. Additionally, neither the Board nor any committee thereof has implemented a formal policy regarding director attendance at the Annual Meeting. Typically, the Board holds its annual organizational meeting directly following the Annual Meeting, which results in most directors being able to attend the Annual Meeting. In 2003, all Directors attended the Annual Meeting.

                     REMUNERATION OF DIRECTORS AND OFFICERS

The following table summarizes compensation paid to the Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer whose annual compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                ANNUAL                        ALL
                                                             COMPENSATION                    OTHER
NAME                                YEAR               SALARY            BONUS            COMPENSATION
----                                ----               ------            -----            ------------
Curt Carter                         2003              $198,387          $16,000             $30,929(1)
President, Chief                    2002              $189,340          $19,000             $30,002(2)
Executive Officer                   2001              $175,477          $16,000             $23,588(3)

(1) Includes a $29,629 contribution to the Bank's profit sharing plan and a $1300 matching employer contribution to a 401(k)plan.

(2) Includes a $29,552 contribution to the Bank's profit sharing plan and a $450 matching employer contribution to a 401(k)plan.

(3)      Includes a $23,588 contribution to the Bank's profit sharing plan.

                                                                 ANNUAL                        ALL
                                                             COMPENSATION                     OTHER
NAME                                   YEAR            SALARY               BONUS          COMPENSATION
----                                   ----            ------               -----          ------------
Bruce Cady                             2003           $136,258             $12,500          $20,883(4)
Executive Vice President               2002           $125,656             $14,000          $19,811(5)
                                       2001           $117,800             $12,000          $19,389(6)

(4) Includes a $19,470 contribution to the Bank's profit sharing plan and a $1,413 matching employer contribution to a 401(k) plan.

(5) Includes a $18,437 contribution to the Bank's profit sharing plan and a $1,374 matching employer contribution to a 401(k) plan.

(6) Includes a $18,090 contribution to the Bank's profit sharing plan and a $1,299 matching employer contribution to a 401(k) plan.

The Corporation does not currently pay fees to its directors. The Bank pays fees to each of its directors at the rate of $600 per board meeting. Additionally, committee members are paid a fee of $150 for each committee meeting attended.

The Corporation does not currently compensate any of its officers, and has no employees. Its wholly owned subsidiary, Lapeer County Bank & Trust Co., separately compensates its officers, who include the same individuals as the executive officers of the Corporation.

                      REPORT OF THE COMPENSATION COMMITTEE

The Compensation committee (the "Committee") consists of three directors who are not employed by the Corporation or the Bank and are not eligible to participate in any of the committee submits the following report.

Overview and Philosophy

The Committee, pursuant to authority delegated by the Board of Directors of the Corporation, is responsible for determining compensation and benefit systems for officers of the Bank. The Committee determines the annual salaries and other compensation for officers based upon recommendations from the and Chief Executive Officer, as well as information from the independent outside consultants. With respect to the compensation of the Executive Officer, in addition to the utilization of the outside consultants, the other members of the Board of Directors may provide input and recommendations.

The Committee's determinations interests of the officers with the long-term interests of the retain high performing officers to lead the Corporation to greater levels of profitability.

The compensation package structured for the Bank's (including salary, profit sharing, welfare benefits, and perquisites) and cash awards under a bonus plan for performance during the year.

Base Compensation

Base compensation for the Bank's available to the Committee relating to compensation for corresponding positions at similarly situated financial institutions. Officer salaries are evaluated on a periodic basis utilizing information from independent outside consultants, the Corporation's human resources department and input from the Corporation's President and Chief Executive Officer. The Committee also takes into account individual performance, experience and unique contributions or needs for certain expertise required by the Corporation when determining the actual base salary for each executive officer.

Base Compensation of the Chief Executive Officer

The committee reviewed Mr. Carter's a 3.5% merit increase effective January 1, 2004. In support of the increase the Committee noted that although the Corporation did not achieve the record earnings of 2002, earnings exceeded peer group measures. Credit quality remains strong in a trying economic environment. The Committee noted the Bank's continued position as the leader in market share. The Committee noted the completion and opening of the new branch building in Deerfield and the completion of the remodeling of the Bank's facilities, positioning the Corporation for future development.

Bonus Plan

All of the Bank's employees that The cash bonus plan is designed to motivate the Bank's earnings of the Bank. The dollar amount of the cash bonus was recommended by the President and Chief Executive Officer of the Bank in November of 2003 based on the Bank's earnings and growth. The Board of Directors ratified the cash bonus at its December 2003 meeting. The cash bonus was established at $155,165.

Chief Executive Officer's Award

Mr. Carter received a bonus of $16,000.00 for 2003. The Committee reviewed the performance of the Bank against the targeted goals. The Bank posted superior earnings in 2003, although less than 2002's record earnings. In addition, the Bank completed the construction of the Deerfield office and completed the refurbishing of the Bank's Main Office facility in downtown Lapeer. Several successful promotions were implemented that achieved solid results. The Bank's Officer Calling program was revitalized and reorganized indicating promising results for the future.

THE COMPENSATION COMMITTEE

Thomas K. Butterfield, Chairman            David H. Bush         Patrick Cronin

                     COMPENSATION COMMITTEE AND TRANSACTIONS
                            WITH DIRECTORS & OFFICERS

Compensation Committee Interlocks and Insider Participation

The Compensation Committee Chairman, Mr. Thomas K. Butterfield, is a partner in the law firm of Taylor, Butterfield, Riseman, Clark, Howell, Churchill & Jarvis P.C., which rendered legal services to the Corporation's wholly owned subsidiary, Lapeer County Bank & Trust Co. during 2003. Lapeer County Bank & Trust Co. plans to employ this firm for legal services in 2004.

Other Transactions with Officers and Directors

Some of the directors and officers of the Corporation and the companies with which they are associated were customers of and had banking transactions with the Bank in the ordinary course of the Bank's business during 2003. All loans included in such transactions were made on the same terms and conditions as those prevailing at the time for other borrowers, and in the opinion of the management of the Bank, did not involve more than a normal risk of collectibility. On December 31, 2003, loans approximating $5,513,000, which is equal to 17.6% of stockholders' equity, were outstanding to directors, officers and their associated companies.

During 2003 the Bank paid legal fees in the amount of $99,153 to the firm of Taylor, Butterfield, Riseman, Clark, Howell, Churchill & Jarvis P.C., of which Mr. Butterfield is a partner. The Bank expects to receive legal services from that firm during 2004.

Mr. Blazo is President of Kirk Construction Co. During 2003 the Bank paid $970,040 to Kirk Construction Co. as construction manager for remodeling the lower level of the Main Office building, construction of a free standing branch in Deerfield Township and installation of a vault at the Southgate Office. These projects were completed in 2003. Kirk Construction Co. may serve as construction manager for future construction projects of the Corporation.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee of County Bank Corp's Board of Directors (the "Committee") is composed of four directors and operates under a written charter (Appendix A) adopted by the Board of Directors. The members of the Committee are Timothy Oesch, Michael Blazo, Charles Schiedegger and Patrick Cronin, each of whom is "independent" as the term is defined by the National Association of Securities Dealers listing standards, with the exception of Mr. Blazo. The Board has determined that Mr. Oesch is a "financial expert," as that term is defined under requlations of the Securities and Exchange Commission. The Commitee has exclusive authority with respect to the selection of the Corporation's independent accountants.

Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee processes.

In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (communication with Audit Committees).

The Corporation's independent accountants also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Committee has considered whether the provision of non-audit services by the independent accountants to the Corporation and its subsidiaries is compatible with maintaining the independence of the independent accountants.

Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Timothy Oesch, Chairman                         Michael Blazo
Charles Schiedegger                             Patrick Cronin

                  SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires the Corporation's officers, directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers and directors and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms that they file.

Based soley on review of the copies of such forms furnished to the Corporation or written representations that no Form 5s were required, the Corporation believes that all Section 16(a) filing requirements applicable to officers and directors were complied with. The Corporation has no shareholders who are ten percent beneficial owners.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The financial statements of the Corporation were reported on by Plante & Moran, LLP, a firm of independent public accounts. Their opinion appears in the 2003 Annual Report of the Corporation. The Corporation has not determined who will be its auditors for the 2004 fiscal year. A representative of Plante & Moran, LLP will be present at the Annual Meeting and will be available to answer questions asked by the stockholders and will be offered an opportunity to make a statement. Plante & Moran, LLP received fees from the Corporation as follows:

                                       2003                        2002
Audit fees                        $ 44,500.00                 $   43,100.00
Audit related fees                $  2,790.00                 $    3,445.00
Tax fees                          $  5,000.00                 $   17,000.00
All other fees                    $  4,640.00 (1)             $    1,020.00 (2)

                                  $ 56,930.00                 $   64,565.00

(1) Includes membership in a compliance group with other community banks($1,250), requested procedures in the payroll department ($500). And consultation on a salary administration program ($2,890).

(2) Consultation on a salary administration program.

                               SHAREHOLDER RETURN

Set forth below is a graph which summarizes the cumulative return experienced by the Corporation's shareholders over the past five years compared with the S&P 500 Index and the S&P Major Regional Banks index. The presentation assumes that the value of the investment in the Corporation's common stock and each index was $100 on January 1, 1999 and that all dividends were reinvested.

                            CUMULATIVE TOTAL RETURNS

                  [CUMULATIVE TOTAL RETURNS PERFORMANCE GRAPH]

                       1998        1999     2000    2001    2002    2003
-County Bank Corp       100        120       117     139     152     186
-S&P 500                100        121       110      93      76      97
-S&P Bank Index         100         86       103     103     102     129

            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one Proxy Statement and/or Annual Report is/are being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and/or Annual Report to a security holder at a shared address to which a single copy of the documents was delivered. To request separate delivery of these materials now or in the future, a security holder may submit a written request to County Bank Corp, P.O. Box 250, Lapeer, Michigan 48446 or call (810) 664-2977. Additionally, any security holders presently sharing an address who are receiving multiple copies of the Proxy Statement and/or Annual Report and would like to receive a single copy of such materials may do so by directing their request to the Company in the manner provided above.

                                  OTHER MATTERS

The Board of Directors knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters properly come before the meeting, of which the Corporation had no notice at least 45 days prior to the anniversary of the mailing date of last year's proxy materials, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with the judgment and recommendations of the Board of Directors. A proxy may be revoked before its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

A shareholder of the Corporation may obtain a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 without charge by submitting a written request to the following address:

Attention: Mr. Joseph Black, Treasurer
County Bank Corp
PO Box 250
Lapeer, MI 48446-0250

                              STOCKHOLDER PROPOSALS

The deadline to submit proposals for consideration at next year's Annual Meeting, is November 26, 2004. February 10, 2005 is the deadline to submit proposals for consideration at next year's Annual Meeting otherwise than for inclusion in management's proxy materials. Proposals should be sent by certified mail, return receipt requested to Laird A. Kellie, Secretary, County Bank Corp, 83 W. Nepessing Street, P.O. Box 250, Lapeer, Michigan 48446.

Curt Carter
President and
Chief Executive Officer

                                  ATTACHMENT A
                            AUDIT COMMITTEE CHARTER

COMPOSITION

There shall be a committee of the Board of Directors (the "Board") to be known as the Audit Committee (the "Committee") which shall have at least three (3) members, comprised solely of independent directors, as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards.

Each member of the Committee shall be able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individuals's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board shall elect or appoint a chair of the Committee who will have authority to act on behalf of the Committee between meetings.

RESPONSIBILITIES

The responsibilities of the Committee are as follows:

         - Ensure its receipt from the outside auditor of a formal written statement, delineating all relationships between the outside auditor and the company consistent with the Independence Standards Board Standard No. 1.

         - Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor. The Committee has the sole authority and responsibility to pre-approve the performance of non-audit services by the outside auditor.

         - In view of the outside auditor's ultimate accountability to the Board and the Committee, as representatives of the shareholders, the Committee, has the sole authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or nominate an outside auditor for shareholder approval in any proxy statement).

         - Review with the outside auditor, the company's internal auditor (if any), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

         - Consider, in consultation with the outside auditor and management of the company, the audit scope and procedures.

         - Review the financial statements contained in the annual report to shareholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

         - Meet with the internal auditor, outside auditor or management privately to discuss any matters that the Committee, the internal auditor, the outside auditor or management believe should be discussed privately with the Committee.

         - Review and reassess the adequacy of the Committee's charter annually.

         - Make such recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

                                   LIMITATIONS

The Committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the audit of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

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
                                                          COUNTY BANK CORP
                                                    PROXY FOR 2004 ANNUAL MEETING


The undersigned stockholder of County Bank Corp hereby appoints Curt Carter and/or Laird Kellie or _______________________________
as proxies with full power of substitution to vote all of the capital stock of County Bank Corp, Lapeer, Michigan, registered in the name of the undersigned at the close of business on February 27, 2004 at the Annual Meeting of Stockholders of County Bank Corp,
Lapeer, Michigan, to be held at 3:00 p.m., Friday, April 23, 2004 at the Lapeer Country Club, 3786 Hunt Road, Lapeer, Michigan.

1. To elect the following nominees to the Board of Directors:

Class I Directors   (Term expires 2007):        Bruce J. Cady      Curt Carter      Ernest W. Lefever      Charles E. Schiedegger


                    FOR  ( )         WITHHOLD ( )

(NOTE: Withhold authority to vote for a nominee by placing his name on the line below:)


         -----------------------------------------------------------------

2. To transact such other business as may properly come before the meeting or any adjournment thereof:

This proxy confers authority to vote "FOR" each proposition listed above unless "WITHHOLD" is indicated. If any other business is presented at the meeting, this proxy shall be voted in accordance with the judgment and recommendations of the Board of Directors.
All shares represented by properly executed proxies will be voted as directed.
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
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES. THIS PROXY IS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The proxy may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.


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

DATED                           NUMBER OF SHARES
       --------------------                       -----------------             ---------------------------------

                                                                                ---------------------------------
                                                                                Signature(s) of Stockholder(s)

                                                                                (All joint owners must sign. When signing as
                                                                                Attorney, Executor, Administrator, Trustee, or
                                                                                Guardian, please give full title.

                                                                                If more than one Trustee, ALL should sign.)

                                                                                PLEASE SIGN AND RETURN
                                                                                IMMEDIATELY IN THE ENCLOSED
                                                                                ENVELOPE.
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